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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 200549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934




       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 12, 1997


                          THE SPORTS CLUB COMPANY, INC.


          Delaware                       1-13290                 95-4479735
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                     Indentification No.)

   11100 Santa Monica Boulevard, Suite 300
           Los Angeles, California                                     90025
   (address of principal executive offices)                          (Zip Code)



        Registrant's telephone number, including area code (310) 479-5200


  (Former name or former address, if changed since last report.) Not applicable









                                Page 1 of 4 pages

                          Index of Exhibits on Page 3.


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ITEM 5.        OTHER EVENTS.

        On December 11, 1997, Registrant announced it has entered into a letter of intent to acquire the Los Caballeros Racquet & Sports Club located in Fountain Valley, California in a Press Release attached as an exhibit hereto.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

       (a)  Financial statements of business acquired.   Not Applicable

       (b)  Pro Forma Financial Information              None

       (c)  Exhibits                                     Press Release
                                                         dated December 11, 1997



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.


                                        THE SPORTS CLUB COMPANY, INC.




                                        By: /s/ Timothy O'Brien
                                            -----------------------------------
                                        Timothy O'Brien
                                        Chief Financial Officer


                                        December 12, 1997




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                                  EXHIBIT INDEX



ITEM           DESCRIPTION                                             PAGE
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7(c)(1)        Press Release dated December 11, 1997                      4














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